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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                        --------------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT: MAY 17, 2004
                        (Date of earliest event reported)

                        --------------------------------



                      SUMMIT FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          ----------------------------


            FLORIDA                       0-29337              05-0577932
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)


                            980 NORTH FEDERAL HIGHWAY
                                    SUITE 310
                            BOCA RATON, FLORIDA 33432
               (Address of principal executive offices, zip code)

                                 (561) 338-2800
              (Registrant's telephone number, including area code)


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ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
---------------------------------------------------------

         On May 17, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1, regarding its first quarter results.


ITEM 7.  EXHIBITS.
------------------

Exhibit No.                Item
----------                 ----
99.1                       Press Release dated May 17, 2004.


                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SUMMIT FINANCIAL SERVICES GROUP, INC.

Date:  May 17, 2004                        /s/ Marshall T. Leeds
                                           -------------------------------------
                                           Marshall T. Leeds
                                           Chairman and Chief Executive Officer